Manitex International, Inc. (NASDAQ:MNTX) July 2009 Exhibit 99.1

Forward Looking Statements and
Non-GAAP Measures
Pro forma data is used by management to evaluate performance when certain acquisitions or dispositions occur. Historical data reflects results of acquired businesses only after the acquisition dates while pro forma data enhances comparability of financial information between periods by adjusting the data as if the acquisitions or dispositions occurred at the beginning of the prior year. Our pro forma data is only adjusted for the timing of acquisitions or dispositions and does not include adjustments for costs related to integration activities, cost savings or synergies that have been or may be achieved by the combined businesses. Minor differences may exist due to rounding. We believe our pro forma data is not a non-GAAP financial measure as contemplated by Regulation G. The following presentation contains forward-looking information based on
Manitex International’s current expectations.  Because forward-looking statements involve risks and uncertainties, actual result could differ materially.  Such risks and uncertainties, many of which are beyond Manitex International’s control, include among others: the risk that Manitex
International may not realize the expected benefits of owning the assets of Crane & Machinery Inc. and Schaeff Lift Truck; Manitex
International’s business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the ability to successfully integrate acquired businesses; the retention of key management personnel; Manitex International’s businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; Manitex International’s continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; Manitex International’s ability to timely manufacture and deliver products to customers; Manitex International’s significant amount of debt and its need to comply with restrictive covenants contained in Manitex International’s debt agreements; compliance with applicable environmental laws and regulations;
and other factors, risks and uncertainties more specifically set forth in Manitex International’s public filings with SEC.  Actual events or the actual future results of Manitex International may differ materially from any forward-looking statement due to those and other risks, uncertainties and significant factors.  The forward-looking statements herein speak only as of the date of this presentation.  Manitex International expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this presentation to reflect any changes in Manitex International’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.

Corporate Overview-
Manitex International
• Provider of boom trucks, sign cranes, forklifts, and specialized material handling equipment primarily used in commercial and military applications
• Major industries served include petroleum, utilities, commercial building, rental fleets, cargo transportation, and infrastructure development – roads and bridges
• Historically serving North American markets. Recent international diversification
• Senior Management has over 70 years of collective experience from well-
known industrial leaders such as Terex, Manitowoc, Grove, Rolls Royce, and
GKN Sinter Metals, Off-Highway and Auto Divisions
• Liftking and Manitex combined have more than 16,000 units operating worldwide spanning equipment dealerships throughout the country

Products Manitex and Manitex Liftking 4

Company Background
•
2002: As a result of Manitowoc’s acquisition of Grove, Manitowoc was required to divest Manitex (their boom truck division). Manitex was acquired in January 2003
•
July 2006: Merger of Manitex
into Veri-Tek Intl (Amex: VCC)
•
November 2006:  Manitex
Acquisition of Liftking
(formerly private)
•
July 2007: Acquisition of Noble
forklift product line (formerly private)
•
August 2007: Sale of assets & closure of legacy VCC business
•
May 2008: Refocus brand recognition. Change name to Manitex International, Inc.
•
May 2008: Change listing from Amex to NASDAQ
–
New ticker MNTX
•
October 2008: Acquisition of assets of Crane & Machinery
and Schaeff
Forklift
(formerly private)
Focused manufacturer of engineered lifting equipment

Company Timeline
Focused manufacturer of engineered lifting equipment
2002
Manitowoc
(NYSE:MTW)
acquires
Grove.
Manitowoc
divests
Manitex
(January)
2003
2004
2005
2006
2007
2008
November
2006: Veri-Tek
Acquires LiftKing
July 2007:
VCC acquires
Noble forklift
August 2007:
Sale of assets
and closure of
legacy VCC
business
May 2008:
Name changed
to Manitex
International
and listed on
Nasdaq (MNTX)
October 2008:
Crane &
Machinery and
Schaeff Forklift
acquired
2007 Pro-Forma Annual
Revenue ($M)
$0
$20
$40
$60
$80
$100
$120
$140
FY 2007
Noble
Schaeff
Crane &
Machinery
Liftking
Manitex
July 2006:
Manitex merges
into Veri-Tek,
Intl. (VCC)

Building a Global Lifting Business
•
Manitex core business, focus on boom truck and sign crane market
–
Number 2 market position in North America
–
2007 launch highest tonnage boom truck on market
–
International dealers signed during 2008 (Russia, Middle East)
•
2006 Acquisition of Liftking
–
Adds material handling to portfolio
• Well established manufacturer of straight mast forklifts and cushion tired forklifts
• Strong US / Canadian and other military connection
• Niche specialized carriers & transporters
•
2007 Acquisition of Noble forklifts
–
Broadens straight mast product line with Caterpillar designed product
–
Access to Caterpillar distribution
•
2008 Acquisition of Crane & Machinery and Schaeff Forklift
–
Strengthens international crane network and exposure to higher tonnage market
–
Adds parts and service
–
Adds niche electric forklift product to material handling

8 Revenue Distribution (2008) 70% 21% 9% Pro-Forma Revenue Distribution* Cranes Material Handling Equipment Distribution * Assumes Crane & Schaeff 12 month contribution to revenue

Pro – Forma Revenue Distribution
18%
6%
11%
1% 1%
1%
2%
60%
Boom Trucks Parts RT & Truck Cranes
Forklifts Sign Cranes Military
Transporters Service
* Assumes Crane &
Schaeff
12 month contribution to revenue

Business Strategy
•
Diversify product offering through R&D and acquisition
•
International diversification, focus on growth markets , oil, gas, commodities mining
– Russia / CIS market  > double North America
– Middle East
•
Expand margins through commitment to improved sourcing and manufacturing efficiencies –
Increase in margins from 16.4% to 21.6% from fourth quarter of 2008 to the first quarter of 2009
•
Pursue cross-sell opportunities and add depth to distribution network
Manitex – 32 dealers covering all 50 states
Liftking – Combination of direct sales and dealer network.
Noble Forklifts – Caterpillar distribution
Crane & Machinery – Direct sales of Manitex products
– International experience
•
Increase recurring revenues through replacement parts contracts
•
Consolidate through accretive acquisitions of specialized industrial equipment companies
OBJECT: CREATE SUSTAINABLE SHAREHOLDER VALUE

Growth Drivers –
2009 and Beyond
•
World wide improvements in GDP
•
Increased rental market penetration with product developments and innovative distribution
– Announced strategic partnership with Allied Machinery in April 2009
•
Developed products specifically for the following industries:  Oil & Gas, Power Grid
& Wind Power
•
Any significant spending via Obama or global infrastructure build legislation will be a potential spark to recovery for Manitex.
•
International expansion
– New dealership agreements reached in Middle East, Russia, & with Caterpillar Global Distribution
Network
– Achieved European CE Certification for 40 & 50 Ton Cranes in 2009
– Manitex International made its first international sales in 2008 and has identified new markets to accelerate future growth (eg. Russian market potential is estimated to be double that of North
America).
– YTD 2009, international orders are over $6 million

Financial Model In Normalized Economic Climate
Where Revenues Are In-line With Pro-Forma 2007
Levels:
PRO-FORMA 2007 Revenues including acquisitions of Liftking, Noble, Crane and Machinery and
Schaeff
$129M
Gross Profit  - Current run rate during First Quarter 2009 @ 21.6% 28M
Operating Expenses – Highest percentage for the last two years @ 13.2% 17M
Estimated EBITDA                                                 13M
EBIDTA percentage to sales                                      10.1%
Net Income  - Assuming the same interest expense of the last 2 years
and a 35% effective tax rate                                    $5.8M

Key Management
Name Position Experience
David Langevin Chairman & CEO 20+ years principally with Terex
Andrew Rooke President &COO
20+ years principally with Rolls Royce, GKN Sinter
Metals, Off-Highway & Auto Divisions
David Gransee CFO & Treasurer
Formerly with Arthur Andersen. 15+ years with
Eon Labs (formerly listed)
Robert Litchev
President – Material
Handling & SVP
International Distribution
10+ years principally with Terex
Scott Rolston
SVP Sales & Marketing –
Manitex International
13+ years principally with Manitowoc
Phil Fridley President – Manitex 15+ years principally with Grove, GKN
David Moravec CTO – Manitex 20+ years principally with Manitowoc

14 Boom Truck Industry Boom Truck Product Positioning 0 10 20 30 40 50 60 Manufacturer Manitex Terex National Elliott Altec Tadano Weldco-Beales 3

Steadily Increasing Market Share
Even in Down Cycle
Boom Truck Crane Market
23.4%
16.7%
20.8%
29.6%
76.6%
83.3%
79.2%
70.4%
0%
25%
50%
75%
100%
2005 2006 2007 2008
Market Share
0
500
1000
1500
2000
2500
3000
Units Shipped
MNTX Others Total Units Shipped

MANITEX INTERNATIONAL

NOBLE

MANITEX LIFTKING ULC

TEREX

Tail-Gator

Manitowoc

Manitowoc Boom Trucks

Manitex

Replacement Parts & Service -
Consistent Recurring Revenue
• Recurring revenue of approximately 24% of total sales
• Typical margins >40%
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary
–
Serve additional brands
• Service team for crane equipment

17 Annual Pro-Forma* Net Sales (Year Ended 12/31) $106.3 $114.8 $129.2 $115.4 2005 2006 2007 2008 $M *Assumes all acquisitions occurred January 1, 2005

18 Diluted EPS Continuing Operations (Reported) (0.07) (0.10) 0.23 0.17 2005A 2006A 2007A 2008A

Select Financial Data (Reported)
Revenue 106,946
Gross Profit 19,919
Gross Margin 18.6%
Operating Expense 13,566
EBITDA 8,461
EBITDA % to sales 7.9%
Net Income 956
Revenue 106,341
Gross Profit 17,465
Gross Margin 16.4%
Operating Expense 14,057
EBITDA 5,416
EBITDA % to sales 5.1%
Net Income 2,198
Full Year 12/31/07 Full Year 12/31/08
$ in thousands, except percentages

Balance Sheet
Audited Audited Unaudited
(US $ in Millions) 12/31/07 12/31/08 3/31/09
Cash and Equivalents 0.6 0.4 0.1
Total Current Assets 35.0 40.7 33.0
Total Assets 80.2 86.2 77.9
Total Current Liabilities 15.9 17.1 12.2
Total Debt 25.0 28.1 25.1
Total Liabilities 48.5 51.2 42.8
Stockholders' Equity 30.7 35.0 35.1

Three Month Results
March 31, 2009 - Highlights
• Gross profit margin of 21.6% improved 350 basis points from the first quarter of 2008 and 530 basis points from the fourth quarter of 2008
• Bank credit facilities extended for three years to April 2012. Availability under lines of credit of approximately $5 million at March 31, 2009
• Generated net cash from operating activities of $2.5 million, a positive improvement of $4.1 million compared to the same period last year
• Working capital of $20.8 million and a current ratio of 2.7 compared to $23.6 million and 2.4, respectively, at December 31, 2008
• EBITDA from continuing operations of $1.0 million, equivalent to 7.4% of sales which represents a 290 basis point improvement over the 4.5% of sales in the same period last year
STILL PROFITABLE AND GENERATING CASH DESPITE
40% DECLINE IN Q4 Y-O-Y REVENUES

Summary
•With return to “normalized” markets and current gross
margins the company should see dramatic expansion in EPS
and EBITDA
•While the markets
are soft the Company continues to
perform as demonstrated by the following
– Growing market share
– Increased penetration in oil and gas-power grid
– Rebound in Military Sales
– Penetration into rental markets and networks
– International Order Growth
– Cost Rationalization
– Earnings, Cash Flow, and working capital management